Montgomery Street
Income Securities, Inc.

101 California Street, Suite 4100

San Francisco, California 94111
(415) 981-8191

                                    Notice of

                                      1996

                                 Annual Meeting
                                 of Stockholders
                                       and
                                 Proxy Statement

                               MONTGOMERY STREET
                            INCOME SECURITIES, INC.

MONTGOMERY STREET                              101 California Street, Suite 4100
INCOME SECURITIES, INC.                                  San Francisco, CA 94111
                                                                  (415) 981-8191


                                                                    May 23, 1996


To the Stockholders:


     The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") is to be held at 10:00 a.m., pacific time, on Thursday, July 11, 1996 at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect the Company's Directors, consider the ratification of the selection of Ernst & Young LLP as independent auditors, consider the approval of the continuance of the Management and Investment Advisory Agreement between the Company and Scudder, Stevens & Clark, Inc. and consider the proposal to change the Company's state of incorporation from Delaware to Maryland. In addition, the stockholders present will hear a report on the Company. There will be an opportunity to discuss matters of interest to you as a stockholder.


     Your Directors recommend that the stockholders vote in favor of each of the foregoing matters.

Respectfully,

/s/James C. Van Horne                                     /s/John T. Packard
   James C. Van Horne                                        John T. Packard
   Chairman of the Board                                     President

- --------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
- --------------------------------------------------------------------------------

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Montgomery Street Income Securities, Inc.:


     Please take notice that the Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") has been called to be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California on Thursday, July 11, 1996 at 10:00 a.m., pacific time, for the following purposes:


              (1) To elect six Directors of the Company to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.


              (2) To ratify or reject the action taken by the Board of Directors in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1996.


              (3) To approve or disapprove the continuance of the Management and Investment Advisory Agreement between the Company and Scudder, Stevens & Clark, Inc.


              (4) To approve or disapprove the Agreement and Articles of Merger pursuant to which the Company's state of incorporation would be changed from Delaware to Maryland.


     Those present and the appointed proxies will also transact such other business as may properly come before the meeting or any adjournments thereof.


     Holders of record of the shares of common stock of the Company at 5:00 p.m., eastern time, on May 13, 1996 are entitled to vote at the meeting or any adjournments thereof.

                                             By order of the Board of Directors,
May 23, 1996                                 Thomas F. McDonough, Secretary


- --------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Company the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
- --------------------------------------------------------------------------------

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                        101 CALIFORNIA STREET, SUITE 4100
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 981-8191

                                 PROXY STATEMENT


RECORD DATE: May 13, 1996                             MAILING DATE: May 23, 1996


Introduction


     The Board of Directors of Montgomery Street Income Securities, Inc. (the "Company") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California on Thursday, July 11, 1996 at 10:00 a.m., pacific time. The Board of Directors is also soliciting proxies for use at any adjournment of the Annual Meeting. This Proxy Statement is furnished in connection with that solicitation.


     The Company may solicit proxies by mail, telephone, telegram, and personal interview. In addition, the Company may request personnel of Scudder, Stevens & Clark, Inc. (the "Investment Manager") to assist in the solicitation of proxies by mail, telephone, telegram, and personal interview for no separate compensation. It is anticipated that the Company will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. The Company will pay the cost of soliciting proxies. Upon request, the Company will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

     You may revoke the enclosed proxy at any time insofar as not yet exercised by the appointed proxies. You may do so by:


     * written notice to the Company, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, Attn: Manager, Proxy Department;


     * written notice to the Company at the address set forth under the above letterhead;

     *    giving a later proxy; or

     *    attending the Annual Meeting and voting your shares in person.


     In order to hold the Annual Meeting, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting. Proxies which are returned marked to abstain from or withhold voting, as well as proxies returned by brokers or others who have not received voting instructions and do not have discretion to vote for their clients, will be counted towards this majority of shares. Withheld votes and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposal (1) which requires the approval of a plurality of shares voting at the Annual Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposals (2), (3) and (4) which require the approval of a specified percentage of the outstanding shares of the Company or of such shares present at the Annual Meeting. Stockholders who hold their shares through a broker or other nominee are urged to forward their voting instructions.


     In the event that sufficient votes in favor of any proposal are not received by July 11, 1996, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

     The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments thereof, was May 13, 1996 at 5:00 p.m., eastern time (the "Record Date").

     As of the Record Date, there were issued and outstanding _____________ shares of common stock of the Company, constituting all of the Company's then outstanding securities. Each share of common stock is entitled to one vote. As of March 31, 1996, each Director, and all Directors and Officers as a group, beneficially owned shares of the Company's common stock as follows:

                                                 Shares     Percent of Total
                                                Owned(1)   Outstanding Shares
                                                --------   ------------------
     John C. Atwater .......................
     Richard J. Bradshaw(2).................
     Otto W. Butz(2)........................
     Maryellie K. Moore.....................
     Wendell G. Van Auken...................
     James C. Van Horne.....................
     All Directors and Officers as a
        group (14 in number)(3).............

- --------------------------------------------------------------------------------
    (1) Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

    (2) Shared investment and voting power over the shares reported.


    (3) The total for the group includes ________ shares held with sole investment and voting power and ________ shares held with shared investment and voting power.
- --------------------------------------------------------------------------------

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Company's Officers, Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of the Company's common stock ("Reporting Persons"), to file reports of ownership of the Company's common stock and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock

Exchange. Such persons are required by SEC regulations to furnish the Company with copies of all such filings.


     Based solely upon its review of the copies of such reports received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Company believes that during the fiscal year ended December 31, 1995, all filing requirements applicable to its Reporting Persons were satisfied.

     To the best of the Company's knowledge, as of March 31, 1996, no person owned beneficially more than 5% of the Company's outstanding shares.


     The Company provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio strategy. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1995, without charge, by calling 1-800-552-2556 or writing the Company at 101 California Street, Suite 4100, San Francisco, CA 94111.

PROPOSAL 1--ELECTION OF DIRECTORS


     Six Directors are to be elected at the Annual Meeting as the six Directors of the Company. They are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. The persons named on the accompanying proxy card, if granted authority to vote in the election of Directors, intend to vote at the Annual Meeting for the election of the nominees named below as the six Directors of the Company. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting. Each of the nominees is now a Director of the Company and each was elected to serve as a Director at the 1995 Annual Meeting of Stockholders. All nominees have consented to be nominated and to serve if elected.


Information Concerning Nominees

     The following table sets forth certain information concerning each of the nominees as a Director of the Company.


                                                                                             Year First
                                        Principal Occupation or Employment                    Became a
     Nominee (Age)                 and Directorships in Publicly Held Companies               Director
 -------------------             -----------------------------------------------            -------------

 John C. Atwater (35)   Mr.  Atwater is Managing  Partner of Prime Property  Capital,  Inc.     1994
                        (real estate  investment firm). He also serves as a Director of SNK
                        Oaks Development, Inc.

 Richard J. Bradshaw    Mr. Bradshaw is currently Executive Director of Orrick,  Herrington     1991
 (47)*                  & Sutcliffe  (law firm), a position he has held since October 1992.
                        From  January  1988  to  September  1992,  he was  Chief
                        Financial Officer of Morrison & Foerster (law firm).

                                       3

                                                                                             Year First
                                        Principal Occupation or Employment                    Became a
     Nominee (Age)                 and Directorships in Publicly Held Companies               Director
 -------------------             -----------------------------------------------            -------------

 Otto W. Butz (73)      Dr. Butz  retired as President  of Golden Gate  University  in July     1975
                        1992,  a position  he had held since  November  1970.  Golden  Gate
                        University  is a  private,  accredited  university,  located in San
                        Francisco,  California  specializing  in  the  areas  of
                        management, public administration, and law.

 Maryellie K. Moore     Ms. Moore is an  international  shipping  consultant and has been a     1989
 (60)                   Director of London and  Overseas  Freighters,  Ltd.  since  January
                        1989.  Prior to 1989,  she served as  Treasurer  of  Alexander  and
                        Baldwin,  Inc.  (shipping  company) and Matson Navigation  Company,
                        Inc.  (containerized  freight  service).  She has been a Trustee of the University of San Francisco since 1992.

 Wendell G. Van Auken   Mr.  Van Auken is a  General  Partner  of  Mayfield  Fund  (venture     1994
 (51)                   capital  enterprise).  He  also  serves  as a  Director  of  Advent
                        Software   (portfolio   software   company)   and  Adept
                        Technologies (robotics company).

 James C. Van Horne     Dr. Van Horne is an A.P.  Giannini  Professor of Finance,  Graduate     1985
 (60)                   School of Business, at Stanford University,  a position he has held from  September  1965 to  August  1975 and from  September  1976 to present.  He also serves as a Director of the Sanwa Bank California and Bailard,  Biehl & Kaiser  International Fund Group, Inc. and as
                        a  Trustee  of  the  Bailard,  Biehl  &  Kaiser  Fund  Group  (both registered investment companies).

 *  Director  considered by the Company to be an "interested  person" of the Company,  as defined in the
    1940 Act.  Mr.  Bradshaw is deemed to be an  "interested  person"  because of his  affiliation  with
    Orrick, Herrington & Sutcliffe, former counsel to the Company.




Committees of the Board--Board Meetings

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee and a Nominating Committee.


     In 1995, the Board of Directors held four meetings and the Executive Committee did not meet. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served during his or her tenure as a Director of the Company.


Audit Committee


     The Audit Committee held two meetings during 1995. The current members of the Audit Committee are Messrs. Van Auken and Bradshaw and Ms. Moore. One of the Audit Committee's responsibilities is to approve the scope of the audit of the books and accounts of the Company to be conducted by its independent auditors, including all services performed, whether audit or non-audit related. Another responsibility is to meet with the independent auditors and receive their reports on audits. The Audit Committee, or one of its members, in carrying out the Audit Committee's responsibilities, is empowered to meet and confer with, or receive the written reports of, Officers and employees of the Company, the custodian of its assets, and the Investment Manager.

Nominating Committee


     The Nominating Committee held one meeting in 1995. The current members of this committee are Messrs. Atwater and Butz and Ms. Moore. The responsibilities of this committee are to recommend possible candidates to fill vacancies on the Board of Directors, to review the qualifications of candidates recommended by others, to recommend to the Board the slate of Director candidates to be proposed for election by stockholders at the annual meeting, and to recommend to the Board policies and criteria regarding retirement from the Board. The Nominating Committee will consider nominees recommended by stockholders. Those wishing to submit the name of any individual should submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Director. In order to be considered at the 1997 annual meeting, submission should be made by January 24,1997.


Officers of the Company


     Pamela A. McGrath (age 42),  John T. Packard (age 62),  Daniel  Pierce (age
62), Kathryn L. Quirk (age 43) and Stephen A. Wohler (age 47), who are Vice President and Treasurer, President, Vice President and Assistant Treasurer, Vice President and Assistant Secretary, and Vice President of the Company, respectively, are Managing Directors of the Investment Manager. In addition, the following Principals of the Investment Manager are Officers of the Company in the following capacities: Mark S. Boyadjian (age 31), Vice President; Thomas F. McDonough (age 49), Vice President and Secretary; and Edward J. O'Connell (age
51), Vice President. All of the Officers have been employed by the Investment Manager for the past five years, although perhaps not in the same capacity during that time period. All Officers, except Messrs. Packard, Wohler and Boyadjian, are also officers or Directors of other funds managed by the Investment Manager.


Remuneration of Directors and Officers


     Each Director receives remuneration from the Company for his or her services. The Company does not compensate its Officers or employees, since the Investment Manager makes these individuals available to the Company to serve without compensation from the Company. Remuneration to Directors consists of Directors' fees composed in each case of a quarterly retainer of $2,000 (except the Chairman of the Board, whose quarterly retainer is $6,000) and a fee of $500 for each Board meeting attended and $250 for each committee meeting attended as well as any related expenses. For the fiscal year ended December 31, 1995, total compensation (including reimbursement of expenses) for all Directors as a group was $80,143.

     The Compensation Table below provides in tabular form, the following data:

        Column (1) All Directors who receive compensation from the Company. Column (2) Aggregate compensation received by a Director from the Company.
        Column (3) Total compensation received by a Director from the Company and from all other funds managed by the Investment Manager. No member of the Board serves as a Director or Trustee for any other fund in the complex of funds managed by the Investment Manager.

                               Compensation Table
                      for the year ended December 31, 1995
   --------------------------------------------------------------------------
                 (1)                     (2)                  (3)
                                                    Total Compensation From
                                      Aggregate       the Company and Fund
           Name of Person,           Compensation           Complex
              Position             from the Company     Paid to Director
   --------------------------------------------------------------------------
   John C. Atwater                     $9,750                 $9,750
   Director
   Richard J. Bradshaw                $10,500                $10,500
   Director
   Otto W. Butz                       $10,250                $10,250
   Director
   Maryellie K. Moore                 $10,750                $10,750
   Director
   Wendell G. Van Auken               $10,500                $10,500
   Director
   James C. Van Horne                 $26,000                $26,000
   Chairman

Recommendation and Required Vote

     The Board of Directors recommends a vote FOR election of each of the nominees for Director. Election of the nominees for Director requires the affirmative vote of a plurality of the shares present or represented by proxy at the Annual Meeting.

PROPOSAL 2--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


     At a meeting held on April 12, 1996, a majority of the Directors who were not "interested persons," as defined in the 1940 Act ("Interested Persons") of the Company, selected Ernst & Young LLP as the Company's independent auditors, for the fiscal year ending December 31, 1996, to examine the Company's books and accounts and to certify the Company's financial statements. Under the 1940 Act, this selection must be submitted to the stockholders for ratification or rejection at the Annual Meeting. If the selection of Ernst & Young LLP is not ratified by stockholders, the Board of Directors will consider the selection of another accounting firm.


     It is anticipated that a representative of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. The representative will be given an opportunity to make any desired statement.

Recommendation and Required Vote

     The Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP as the Company's independent auditors. The ratification of the selection of Ernst & Young LLP requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting.

PROPOSAL 3--APPROVAL OR DISAPPROVAL OF THE CONTINUANCE OF THE MANAGEMENT AND
                  INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND SCUDDER, STEVENS & CLARK, INC.


     Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York, acts as investment adviser to and manager for the Company pursuant to a Management and Investment Advisory Agreement dated July 8, 1993 (the "Agreement"). The continuance of the Agreement was last approved by a vote of the stockholders on July 13, 1995. The Agreement continues in effect by its terms from year to year provided its continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Agreement or Interested Persons of the Company or the Investment Manager cast in person at a meeting called for the purpose of voting on such approval, and by the vote of either the Board of Directors or a majority of the Company's outstanding voting securities. The Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board of Directors, by the vote of a majority of the Company's outstanding voting securities, or by the Investment Manager, and automatically terminates in the event of its assignment.


Services Provided

     The Agreement requires the Investment Manager to provide investment management and advisory services to the Company. It provides that the Investment Manager will provide statistical and research facilities and services, supervise the composition of the Company's portfolio, determine the nature and timing of changes therein and the manner of effectuating such changes and cause the purchase and sale of portfolio securities, subject to control by the Company's Board of Directors. In addition to providing investment management and advisory services, the Investment Manager pays for office space, all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance, telephone services and the costs of keeping the Company's books and records. The Agreement requires the Investment Manager to arrange, if desired by the Board of Directors of the Company, for officers or employees of the Investment Manager to serve, with or without compensation from the Company, as Officers, Directors or employees of the Company.

     The Agreement provides that the Investment Manager will not be liable for any acts or omissions of any predecessor adviser and neither the Investment Manager nor any director, officer, agent or employee of the Investment Manager will be liable or responsible to the Company or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or breach of fiduciary duty. The Agreement also provides that the Company will hold the Investment Manager harmless from judgments against it resulting from acts or omissions in the performance of its obligations under the Agreement which are specifically the result of written instructions of the President, any Vice President or a majority of the Board of Directors of the Company. There must, however, be an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

Fees and Expenses


     The Agreement provides that the Investment Manager be paid an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Company up to and including $150 million, .45 of 1% of the value of the net assets of the Company over $150 million and up to and including $200 million, and .40 of 1% of the value of the net assets of the Company over $200 million. For purposes of computing the monthly fee, the value of net assets of the Company is determined as of the close of business on the last business day of each month. For the fiscal year ended December 31, 1995 the Company paid the Investment Manager an aggregate fee of $946,575.


     The Agreement provides that the Company bear all expenses incurred in the operation of the Company?--?except those that the Investment Manager expressly assumes in the Agreement. Such expenses borne by the Company include (a) all costs and expenses incident to: (i) the registration of the Company under the 1940 Act, or (ii) any public offering of shares of the Company, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Company under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Company and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Company for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Company; (e) broker's commissions chargeable to the Company in connection with portfolio securities transactions to which the Company is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Company; (h) fees involved in registering and maintaining registrations of the Company and of its shares with the SEC and various states and other jurisdictions; (i) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders;
(j) fees and travel expenses of Directors of the Company who are not directors, officers or employees of the Investment Manager or its "affiliates" (as defined in the 1940 Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Company, including without limitation, legal services rendered in connection with the Company's corporate and financial structure and relations with its stockholders, issuance of Company shares, and registrations and qualifications of securities under federal, state and other laws; (m) association dues; (n) interest payable on Company borrowings; (o) fees and expenses incident to the listing of Company shares on any stock exchange; (p) costs of information obtained from sources other than the Investment Manager or its "affiliates" (as defined in the 1940 Act) relating to the valuation of portfolio securities; and (q) postage.

Expense Limitations

     The  Agreement  provides  that if expenses of the  Company  (including  the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Investment Manager will pay the excess to the Company. The specified limitation is 11/2% of the first $30 million of the Company's average net assets plus 1% of the Company's average net assets in excess of $30 million. The Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Investment Manager will not be obligated to pay any amount to the Company during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     The Agreement also provides for a second expense limitation, relating to the Company's gross income (including gains from the sale of securities without offset for losses, unpaid interest on debt securities in the Company's portfolio, and dividends declared but not paid on equity securities in the Company's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Company described in the preceding paragraph?--?less any amount payable by the Investment Manager to the Company on account of the first expense limitation?--?exceed 25% of the Company's gross income for the year, the Investment Manager will promptly pay the excess to the Company.


     For the fiscal year ending December 31, 1995, the Company's expenses did not exceed these limitations.


Investment Manager

     The Investment Manager is a Delaware corporation. Daniel Pierce* is the Chairman of the Board, and Edmond D. Villani# is the President, of the Investment Manager. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard~, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of the Investment Manager. The principal occupation of each of the above named individuals is serving as a Managing Director of the Investment Manager.

*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
~    101 California Street, San Francisco, California
@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and non-voting securities of the Investment Manager are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among the Investment Manager, the beneficial owners of securities of the Investment Manager, and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of the Investment Manager own voting and non-voting stock; all Principals own non-voting stock.


     The Investment Manager or an affiliate manages in excess of $100 billion in assets for individuals, funds and other organizations. The following are open- or closed-end funds with investment objectives similar to the Company, for whom the Investment Manager provides investment management:


                                         Total Net Assets
                                               as of                     Management Compensation
                                           April 30, 1996            on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Daily Net Assets
                 ----                      -------------            ---------------------------------

 AARP High Quality Bond Fund               $                         0.49 of 1%.*
 Managed Intermediate Government Fund      $                         0.65 of 1%.
 Scudder Income Fund                       $                         0.65  of  1%;  0.60  of 1% on  net  assets  in
                                                                     excess  of  $200  million;  0.55  of 1% on net
                                                                     assets in excess of $500 million.
 Scudder Variable Life Investment          $                         0.475 of 1%.
 Fund - Bond Portfolio

- -------------

* Consists of an  Individual  Fund Fee Rate of 0.19 of 1% plus an Annual Base Fee in  proportion to the ratio of the daily net assets of the fund to the daily net assets of all of the funds (the "AARP  Funds") in the AARP  Investment
Program from Scudder (the "Program"). The Annual Base Fee Rate is: 0.35 of 1% on net assets of the Program up to and including  $2  billion;  0.33 of 1% on net assets of the  Program in excess of $2  billion  up to and  including  $4 billion;  0.30 of 1% on net assets of the Program in excess of $4 billion up to and including $6 billion; 0.28 of 1%
on net assets of the Program in excess of $6 billion up to and including $8 billion; 0.26 of 1% on net assets of the
Program in excess of $8 billion up to and including  $11 billion;  0.25 of 1% on net assets of the Program in excess of $11  billion  up to and  including  $14  billion;  and 0.24 of 1% on net  assets of the  Program in excess of $14 billion.


     From time to time, directors, officers and employees of the Investment Manager may have transactions with various banks, including the Company's custodian bank. It is the Investment Manager's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Company relationships.

Investment and Brokerage Discretion

     The Investment Manager has primary responsibility for the selection of brokers and dealers (including futures commission merchants) through which the Company's portfolio transactions are executed, subject to periodic review by the Company's Board of Directors. To the maximum extent feasible, the Investment Manager places orders for portfolio transactions through Scudder Investor Services, Inc. (a corporation registered as a broker/dealer and a subsidiary of the Investment Manager), which in turn will place orders on behalf of the Company with the issuer, underwriters or other brokers and dealers. Scudder Investor Services, Inc. receives no commissions, fees or other remuneration from the Company for this service. Allocation of trades will be supervised by the Investment Manager.

Recommendation and Required Vote


     At a meeting held on April 12, 1996, the Board of Directors, including a majority of the Directors who were not Interested Persons of the Company or the Investment Manager, approved the continuance of the Agreement until July 8, 1997 and recommended that the stockholders approve its continuance at the Annual Meeting.


     In approving the continuance of the Agreement, the Board of Directors, considering the best interests of the stockholders of the Company, took into account a number of factors. Among such factors were: the long-term investment record of the Investment Manager in advising the Company; the experience and research capabilities of the Investment Manager in fixed-income instruments, including mortgage-related securities and private placements; the relatively low expenses and expense ratio of the Company; the Investment Manager's access to quality service providers at reasonable cost due to the size of its assets under management; the quality of the administrative services to the Company; the experience of the Investment Manager in administering other open- and closed-end funds; the availability and responsiveness of the Investment Manager and its attention to internal controls and procedures; the extent and quality of information provided to the Board of Directors and stockholders; the continuity in the Company's investment and administrative personnel; the financial resources of the Investment Manager and its ability to retain capable personnel; the Investment Manager's financial condition, profitability and assets under management; and possible indirect benefits to the Investment Manager from serving as adviser of the Company.


     In reviewing the continuance of the Agreement, the Board of Directors reviewed, among other information, extensive written and oral reports and compilations from the Investment Manager, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board of Directors also received a separate written and oral report from Gifford Fong Associates, an independent investment consultant engaged by the Board of Directors specializing in quantitative fixed-income investment analysis.

     Approval by stockholders requires the affirmative vote of the holders of a majority of the Company's outstanding shares. In this context, "majority" means the lesser of two votes: (1) 67% of the Company's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of all of the Company's outstanding shares. If continuance is approved at the Annual Meeting, the Agreement will continue until annual review of the question of continuance by the Board or the stockholders in 1997. If annual continuance of the Agreement is not approved at the Annual Meeting, the Board of Directors, notwithstanding its approval of annual continuance at the April 12, 1996 meeting, will make such arrangements for the management of the Company as it believes appropriate and in the best interests of the Company.

PROPOSAL 4  --  REINCORPORATION OF THE COMPANY IN MARYLAND

     Subject to the approval of stockholders, the Board of Directors has approved the Company's change of domicile from Delaware to Maryland (the
"Reincorporation") in accordance with the Agreement and Articles of Merger attached as Exhibit A to this Proxy Statement (the "Merger Agreement"). The primary reason for the Reincorporation is to eliminate the annual franchise taxes payable by the Company as a Delaware corporation.

     Pursuant to the Merger Agreement, the Company will merge into a new Maryland corporation to be named Montgomery Street Income Securities, Inc. ("New Montgomery"), and each issued and outstanding share of common stock of the Company will automatically be converted into one share of common stock of New Montgomery. Upon effectiveness of the Reincorporation, New Montgomery will succeed to all of the assets and liabilities of the Company, and the Company will cease to exist. New Montgomery will operate in substantially the same manner and with the same investment objectives, policies and restrictions as the Company has in the past.

Reasons for the Reincorporation

     Following the Reincorporation, the Company will no longer be required to pay Delaware franchise taxes that are incurred annually as a result of being a Delaware corporation. In 1995, the Company paid $43,233 in franchise taxes to the State of Delaware. Under current Maryland law, New Montgomery will be required to pay a one-time, organization fee of $20 and an annual fee of $100 in connection with the filing of its Maryland personal property tax return, but will not be required to pay any franchise taxes.

     In connection with the Reincorporation, the Company will be increasing the number of its authorized shares of common stock from 15,000,000 to 50,000,000 and will be conforming its corporate documents to current Maryland law. Among other changes, the corporate documents of New Montgomery contain certain limitations on the liability of directors and officers consistent with current Maryland law. The Company was organized in Delaware in 1972. See "Certain Comparative Information About the Company and New Montgomery."

Principal Features of the Reincorporation

     To accomplish the Reincorporation, New Montgomery will be formed as a Maryland corporation pursuant to articles of incorporation that will be filed with the Maryland State Department of Assessments and Taxation, and one share of New Montgomery capital stock will be issued to the Company. In its capacity as sole stockholder prior to the Reincorporation, the Company will, subject to stockholder approval of Proposals 1, 2, and 3, respectively, (i) elect the Company's Directors as Directors of New Montgomery (see Proposal 1); (ii) ratify the selection of Ernst & Young LLP as independent accountants of New Montgomery (see Proposal 2); and (iii) approve the management and investment advisory agreement between New Montgomery and Scudder, Stevens & Clark, Inc. (see Proposal 3). Stockholder approval of the Reincorporation will be deemed to authorize the Company, as sole stockholder of New Montgomery, to take such actions. However, if the stockholders do not separately elect the Directors and approve the accountants and advisory arrangements described above, the Board of Directors of the Company may determine to abandon the Reincorporation notwithstanding stockholder approval of the Reincorporation itself. The share of

New Montgomery capital stock held by the Company will be cancelled upon the effectiveness of the Reincorporation.

     On the effective date of the Reincorporation, the Company will merge with and into New Montgomery, each outstanding share of Company common stock will automatically become one share of common stock of New Montgomery, and stockholders of the Company will automatically become stockholders of New Montgomery. Stockholders holding stock certificates of the Company need not exchange their certificates for new certificates following consummation of the Reincorporation. Certificates for shares of the Company issued prior to the Reincorporation will represent outstanding shares of New Montgomery after the Reincorporation. Following the Reincorporation, the common stock of New
Montgomery will continue to be quoted on the New York Stock Exchange, and delivery of certificates representing existing common stock will constitute "good delivery" of common stock of New Montgomery for subsequent transactions.

     As a result of the Reincorporation, the Company and the rights of its stockholders, Directors and Officers will be governed by Maryland law and by New Montgomery's Articles of Incorporation (the "Maryland Charter") and By-Laws (the "Maryland By-Laws"), rather than by Delaware law and the Company's existing Certificate of Incorporation (the "Delaware Certificate") and By-Laws (the "Delaware By-Laws"). A copy of the Maryland Charter is attached hereto as Exhibit B. Copies of the Maryland By-Laws, the Delaware Certificate and the Delaware By-Laws are available for inspection at the principal executive offices of the Company and will be sent to stockholders upon request for a nominal charge to cover costs. All references to the Merger Agreement, the Maryland Charter, the Maryland By-Laws, the Delaware Certificate and the Delaware By-Laws are qualified in their entirety by reference to such documents, the General Corporation Law of the State of Delaware ("Delaware Law") and the Maryland General Corporation Law ("Maryland Law").

     The Reincorporation will be effective upon the filing of the Merger Agreement with the Secretary of State of the State of Delaware and the Maryland State Department of Assessments and Taxation in the manner prescribed by law, which filings are expected to be made as promptly as practicable after the Annual Meeting. The Reincorporation may, however, become effective at another time and date should circumstances warrant. To protect the Company against unforeseen events, and notwithstanding the approval of the Merger Agreement by stockholders of the Company, the Reincorporation may be terminated or amended at any time prior to its consummation by action of the Board of Directors of the Company. However, no amendment will be made that will materially and adversely affect the interests of stockholders of the Company without further stockholder approval.

New Montgomery

     New Montgomery, like the Company, will be a closed-end management investment company. New Montgomery will have a fiscal year ending December 31, as does the Company. Subject to the provisions of the Maryland Charter, the Maryland By-Laws and Maryland Law, the business of New Montgomery will be managed by its Directors, who will have all powers necessary to carry out that responsibility. The powers and responsibilities of the Directors will be substantially the same as those currently of the Directors of the Company. See "Certain Comparative Information About the Company and New Montgomery."

     The Directors of New Montgomery will be those persons elected by the stockholders as Directors of the Company at the Annual Meeting. Information concerning these persons is set forth in Proposal 1. It is anticipated that the current Officers of the Company will be appointed by the Directors to serve as Officers of New Montgomery and will perform substantially the same functions for New Montgomery following the Reincorporation as they now perform on behalf of the Company.

Certain Comparative Information About the Company and New Montgomery

     As a Maryland corporation, New Montgomery's operations will be governed by the Maryland Charter, Maryland By-Laws and Maryland Law rather than by the Delaware Certificate, Delaware By-Laws and Delaware Law. Certain similarities and differences between the two forms of organization are summarized below. This summary is not intended to be complete and is qualified in its entirety by reference to the Maryland Charter, Maryland By-Laws and Maryland Law, and to the Delaware Certificate, Delaware By-Laws and Delaware Law.

     Authorized Capital. The Delaware Certificate currently provides for a capitalization of 15,000,000 shares of common stock, $1.00 par value, of which 10,091,241 were outstanding as of March 31, 1996, leaving a total of 4,908,759 shares of Common Stock available for issuance. The Maryland Charter authorizes the issuance of 30,000,000 shares of common stock, $.001 par value. The Board of Directors has determined that additional stock should be available for issuance from time to time as the Board may approve in connection with the dividend reinvestment and cash purchase plan, stock dividends or splits, rights offerings to existing stockholders, sales to the general public or other corporate purposes. There are presently no plans, arrangements or understandings with respect to issuance of any of the additional shares to be authorized (other than possible issuance under the dividend reinvestment and cash purchase plan).

     Since the need for the issuance of additional shares may not arise at the time of an annual meeting of stockholders, authorization at this time of this added number of shares of common stock of New Montgomery could avoid the expense and delay of calling a special stockholder's meeting for such approval in cases where a meeting is not otherwise required. The Maryland Charter, like the Delaware Certificate, does not authorize the Board of Directors to issue classes or series of stock other than common stock. The Maryland Charter would need to be amended by stockholder action before the Board of Directors would be permitted to issue other classes or series of stock or before the Board could issue more shares than are authorized by the Maryland Charter.

     Redemption and Retirement. Delaware Law generally prohibits the purchase or redemption of a corporation's common stock when the capital of a corporation is, or would become, impaired. Delaware Law allows a corporation, in determining the amount of surplus, to value its assets at fair market value rather than at historic book value. Under Maryland Law, a corporation is generally permitted to purchase or redeem shares of its own stock, unless the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of the corporation's total liabilities. For these purposes, Maryland Law permits a fair valuation of assets and liabilities as well as the use of financial statements prepared in accordance with generally accepted accounting principles.

     Dividends. Under Delaware Law, a corporation generally may pay dividends out of surplus or, if there is no surplus, out of net profits for the current year and/or the immediately preceding fiscal year. Maryland Law generally permits the payment of dividends unless the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of the corporation's total liabilities.

     Annual Meeting of Stockholders. The Delaware By-Laws require that an annual meeting of stockholders be held on the third Tuesday of May or on a subsequent date. The Maryland By-Laws provide that annual meetings of stockholders will be held on the second Thursday of July in each year if not a legal holiday, or on such other day falling on or before the 30th day thereafter as shall be set by the Board of Directors. Failure to hold an annual meeting will not invalidate the existence, or affect any otherwise valid corporate acts, of New Montgomery.

     Special Meetings of Stockholders. Pursuant to the Delaware By-Laws, a special meeting of the stockholders of the Company may be called by the President or the Board of Directors. A special meeting may also be called by the Secretary at the request in writing of stockholders entitled to cast at least 20% of the votes at such a meeting; however, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of stockholders held during the preceding 12 months unless the meeting is requested by stockholders entitled to cast a majority of all votes entitled to be cast at the meeting. The Maryland By-Laws contain substantially similar provisions, except that stockholders entitled to cast at least 25% of the votes at a special meeting may request such a meeting.

     Notice of Meetings of Stockholders; Adjourned Meetings. Under the Delaware By-Laws, written notice of stockholders' meetings must be given not less than 10 nor more than 50 days before the date of the meeting. The Maryland By-Laws provide that such notice must be given not less than 10 nor more than 90 days before the date of the meeting.

     Under Delaware Law and the Delaware By-Laws, a meeting of stockholders may be adjourned without notice for not more than 30 days, whether or not a quorum is present; if the meeting is adjourned for more than 30 days, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. Under Maryland Law and the Maryland By-Laws, a meeting of stockholders may be adjourned without notice to a date not more than 120 days after the original record date by a vote of a majority of the stockholders present at the meeting, whether or not constituting a quorum.

     Stockholder Action Without a Meeting. Under the Delaware By-Laws, the stockholders of the Company may take any action (consistent with the 1940 Act) which may be taken at a meeting of stockholders if all of the stockholders who would have been entitled to vote, if such meeting were held, consent in writing to such action being taken. Maryland Law similarly requires the unanimous written consent of all stockholders for action without a meeting. Because such unanimous consent is practically unattainable by a public company in most circumstances, it is anticipated that New Montgomery will be required to hold stockholder meetings to approve matters required to be voted upon by stockholders.

     Stockholders' Inspection Rights. Delaware Law allows any stockholder to inspect the stockholders' list and other books and records of a corporation for any purpose reasonably related to such person's interest as a stockholder. Moreover, during the 10 days preceding a meeting of stockholders, a stockholder may inspect the stockholders' list for any purpose germane to that meeting. Under Maryland Law, any stockholder has the right to inspect and copy the by-laws, minutes of the proceedings of stockholders, annual statement of affairs and voting trust agreements on file at the corporation's principal office. In addition, the stockholders' list , certain other corporate books and records, and the stock ledger may be inspected by any stockholder or stockholders who together are, and for at least six months have been, holders of record of at least 5% of the outstanding stock of any class.

     Preemptive Rights. Stockholders of the Company and New Montgomery do not have any preemptive rights to subscribe for any newly issued stock or other securities of either company.

     Stockholder Vote for Reorganizations. Delaware Law requires that the approval of stockholders holding a majority of all votes entitled to be cast is required for a merger, consolidation or sale of substantially all of the assets of a corporation. The Maryland Charter reduces the 66-2/3% vote required by Maryland Law for mergers, consolidations, share exchanges and transfers of all or substantially all of the assets of New Montgomery and provides that such actions may be approved by a majority of all votes entitled to be cast.

     Board of Directors. Under the Delaware Certificate, the number of Directors of the Company is determined in accordance with the Delaware By-Laws, but may not be less than three. The Delaware By-Laws currently set the number of Directors at six. The Maryland Charter sets the number of Directors at six, but provides that the number may be increased or decreased by the Board of Directors pursuant to the Maryland By-Laws. The Maryland By-Laws provide, subject to Maryland Law and certain exceptions, that the number of Directors may not be less than three nor more than twenty-five. The power to determine the number of Directors within these numerical limitations is vested in the Board of Directors.

     Removal of Directors and Vacancies. The Delaware Certificate provides that the stockholders may, by vote of the holders of a majority of the capital stock of the Company at the time entitled to vote for Directors, remove any Director at any time with or without cause and elect a successor. Under the Delaware By-Laws, the Directors may, to the extent consistent with the1940 Act, by a vote of not less than a majority of the Directors then in office, remove from office any Director elected by them and may for cause remove any Director elected by the stockholders and fill in each case the vacancy so caused.

     Under Maryland Law, directors may be removed only by vote of the stockholders. The Maryland By-Laws provide that the stockholders may remove any Director, with or without cause, and elect a successor by vote of a majority of all votes entitled to be cast for the election of Directors.

     Under the Delaware Certificate, any vacancy which results from any cause other than removal may be filled by a majority of the remaining members of the

Board of Directors, although such majority is less than a quorum. Under the Maryland By-Laws, any vacancy which results from any cause except removal or an increase in the number of Directors may be filled by a majority of the remaining members of the Board of Directors, whether or not sufficient to constitute a quorum. Any vacancy which results from an increase in the number of Directors may be filled by action of a majority of the entire Board of Directors.

     The 1940 Act provides that no vacancies may be filled by the vote of the Board of Directors of a registered investment company, such as the Company and New Montgomery, if immediately after filling any such vacancy less than two-thirds of the directors then holding office will have been elected to such office by the holders of the outstanding securities of such company.

     Limitations of Liability of Directors and Officers. Although Delaware Law permits the Company to limit the directors' liability for money damages for breaches of their duty of care, the Delaware Certificate does not authorize such limitation of liability.

     Under Maryland Law and the Maryland Charter, a stockholder may recover money damages against a Director or Officer of New Montgomery only if he is able to prove that (a) the Director or Officer actually received an improper benefit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit) or (b) the action, or failure to act, by the Director or Officer was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding. The Maryland Charter provides that no amendment or repeal of any of its provisions will operate to limit or eliminate the limitation of liability provided thereunder to Directors and Officers with respect to any act or omission occurring prior to such amendment or repeal.

     Pursuant to the 1940 Act, no Director or Officer may be protected against any liability to the Company or New Montgomery (or their stockholders) to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

     As of the date of this Proxy Statement, the Company is not aware of any pending or threatened claims or litigation in respect of any acts or omissions which would be affected by the provisions of the Maryland Charter.

     Indemnification of Directors and Officers. The Delaware By-Laws, Maryland Charter and Maryland By-Laws generally provide for indemnification of Directors, Honorary Directors and Officers to the fullest extent permitted by applicable law. Maryland Law is generally more favorable to directors and officers of a corporation than is Delaware Law with respect to indemnification.

     Under Delaware Law, directors and officers, as well as other employees and agents, may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation -- a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification extends only to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action.

     Maryland Law provides that a director, officer, employee or agent of a corporation may be indemnified for such service unless it is established that:
(a) the act or omission was material to the cause of action adjudicated in the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (b) the person actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful.

     Under Delaware Law, the termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person is prohibited from being indemnified. Under Maryland Law, such a termination creates a rebuttable presumption that such person is not entitled to indemnification. Under the Delaware By-Laws, indemnification is not provided in connection with a proceeding (or part thereof) initiated by a Director, Honorary Director or Officer, other than a claim for indemnification, unless such proceeding (or part thereof) was authorized by the Board of Directors. The Maryland Charter and the Maryland By-Laws do not contain a similar provision.

     Consistent with the 1940 Act and interpretations thereof by the staff of the Securities and Exchange Commission, the Delaware By-Laws and the Maryland By-Laws both preclude indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties and provide that indemnification may be made only if certain procedural requirements have been met in determining whether indemnification is appropriate. Such requirements include a final decision on the merits of a court or other body before whom the proceeding was brought or, in the absence of such a decision, the vote of a majority of a quorum of Directors who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or the written opinion of independent legal counsel.

     The Delaware By-Laws and Maryland By-Laws provide for advances of attorneys' fees or other expenses incurred by Directors, Honorary Directors and Officers in defending a proceeding prior to its final disposition. Consistent with the 1940 Act, the Delaware By-Laws and Maryland By-Laws both require that the Director, Honorary Director or Officer provide an undertaking to repay such advances unless it is ultimately determined that he is entitled to indemnification. The undertaking need not be secured if the company is insured against losses arising by reason of any lawful advances or if a majority of a quorum of the disinterested, non-party directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts, that there is reason to believe that the Director, Honorary Director or Officer ultimately will be found entitled to indemnification. The Maryland By-Laws also require a written affirmation by the Director, Honorary
Director or Officer of his good faith belief that the standard of conduct necessary for indemnification has been met where the Director, Honorary Director or Officer seeks payment of expenses in defending a proceeding in advance of its final disposition. The Delaware By-Laws do not contain a similar provision.

     Under both the Delaware By-Laws and the Maryland By-Laws, if a claim for indemnification by a Director, Honorary Director or Officer is not paid in full within 60 days (or, in the case of a claim for an advance, 20 days) after a written claim has been received by the company, the Director, Honorary Director or Officer seeking indemnification may bring suit against the company to recover the unpaid amount of the claim.

     The Delaware By-Laws provide that the Board of Directors may provide indemnification and advances to employees to the fullest extent of the rights to indemnification and advances granted to Directors, Honorary Directors and Officers. In addition, the Company may, to the extent permitted by the 1940 Act, maintain insurance to protect itself and any Director, Honorary Director, Officer or employee against any expense, liability or loss, whether or not the Company would have the power to indemnify such persons against such expense, liability or loss under Delaware Law. The Maryland By-Laws contain substantially similar provisions.

     Pursuant to the Maryland Charter and the Maryland By-Laws, no amendment or repeal of any of their respective provisions will limit or eliminate the right of indemnification provided thereunder with respect to acts or omissions occurring prior to such amendment or repeal. The Delaware Certificate and the Delaware By-Laws do not contain a similar provision.

     Amendment of Charter and By-Laws. Under Delaware Law, amendment of the certificate of incorporation of a Delaware corporation requires the approval of the Board of Directors and the holders of a majority of the outstanding shares entitled to vote on such amendment, except that a proportion greater than a majority may be required by the certificate of incorporation in certain cases. The Delaware Certificate does not contain any such provision. The Delaware By-Laws provide that the Delaware By-Laws may be amended, altered or repealed by the affirmative vote of the holders of a majority of shares of capital stock issued and outstanding and entitled to vote, or by a vote of a majority of the Directors then in office, provided, however, that the Board of Directors may not amend the By-Laws to permit removal by the Board of Directors without cause of any Director elected by the stockholders.

     The Maryland Charter provides that the Maryland Charter may be amended by the affirmative vote of the holders of a majority of the total number of shares of all classes of outstanding and entitled to vote thereon or the class entitled to vote thereon as a separate class. The Maryland By-Laws provide that the Maryland By-Laws may be amended, altered or repealed and new by-laws adopted by a majority of all the votes cast at a meeting of stockholders at which a quorum is present or by a vote of a majority of Directors present at a meeting at which a quorum is present.

Temporary Amendments to Investment Limitations

     The Company is currently restricted from purchasing the securities of any company for the purpose of exercising control or management, from investing in the securities of companies which have a record of less than three years of continuous operation and from purchasing more than 10% of the outstanding voting securities of any one issuer. These investment restrictions, which require stockholder approval before they may be changed, arguably restrict the Company's ability to carry out the Reincorporation because, prior to the Reincorporation, the Company will be the sole stockholder of New Montgomery, an entity with no prior history of operation. Accordingly, a vote for the Reincorporation will be deemed also to be a vote to amend these investment restrictions to the extent necessary to carry out the Reincorporation in the manner described above. These amendments will only be for the purpose of effecting the Reincorporation, and the present investment restrictions will otherwise remain in effect for New Montgomery after the Reincorporation.

Federal Income Tax Consequences

     Prior to the Reincorporation, the Company will receive an opinion of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, legal counsel to the Company, that the Reincorporation will be a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and that neither the Company nor the stockholders of the Company will recognize any gain or loss under the Code as a result of the Reincorporation. As a tax-free reorganization under the Code, each stockholder's adjusted basis for tax purposes in New Montgomery shares after the Reincorporation will be the same as his adjusted basis for tax purposes in the shares of the Company immediately before the Reincorporation. Moreover, provided that Company shares are held by the stockholder as a capital asset, a stockholder's holding period in the New Montgomery shares received in the Reincorporation for tax purposes will include the period the stockholder held his shares of the Company prior to the Reincorporation.

     Stockholders should consult their own tax advisers with respect to the details of these tax consequences and with respect to state and local tax consequences of the Reincorporation.

Stockholders' Appraisal Rights

     Delaware Law provides that stockholders of a Delaware corporation do not have appraisal rights when a Delaware corporation listed on a national securities exchange, or with more than 2,000 stockholders of record, merges with a foreign corporation, provided that certain consideration, such as shares of the surviving company as is the case here, is paid in connection with the merger. The common stock of the Company is listed on the New York Stock Exchange and, consequently, stockholders' appraisal rights are not available to stockholders of the Company with respect to the Reincorporation.

Expenses

     The expenses related to the Reincorporation will include, principally, the establishment of New Montgomery and the preparation of this Proxy Statement and related materials. These expenses, currently estimated to be approximately $70,000, will be paid by the Company.

Required Vote and Recommendation of the Board of Directors

     The Board of Directors of the Company has unanimously approved the proposed Merger Agreement and has determined that the Reincorporation is in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's outstanding shares is required to approve the Merger Agreement. The Board of Directors recommends a vote FOR approval of the Merger Agreement. A vote FOR the Merger Agreement will constitute specific approval of the Reincorporation and all other matters related to the Reincorporation, including the Merger Agreement, the provisions of the Maryland Charter, and the temporary amendments to the Company's investment restrictions to the extent necessary to effect the Reincorporation.

STOCKHOLDER PROPOSALS FOR 1997 PROXY STATEMENT

     A rule of the SEC provides for a deadline by which stockholders must submit any proposals to be considered for inclusion in the Company's proxy statement for next year's annual meeting. Unless you are otherwise notified, the deadline for receiving stockholders' proposals for that meeting is January 24, 1997.


OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Annual Meeting may be held and action may be taken on the matters described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.


                                                             Thomas F. McDonough
May 23, 1996                                                          Secretary

                                                                       Exhibit A
                        AGREEMENT AND ARTICLES OF MERGER
                                     BETWEEN
                    MONTGOMERY STREET INCOME SECURITIES, INC.
                            (a Maryland corporation)
                                       AND
                    MONTGOMERY STREET INCOME SECURITIES, INC.
                            (a Delaware corporation)

        MONTGOMERY STREET INCOME SECURITIES, INC., a corporation duly organized and existing under the laws of the State of Maryland ("MD Corp") and MONTGOMERY STREET INCOME SECURITIES, INC., a corporation duly organized and existing under the laws of the State of Delaware ("DE Corp"), do hereby certify that:

        FIRST: MD Corp and DE Corp agree to merge.

        SECOND: The name and place of incorporation of each party to this Agreement and Articles of Merger are MONTGOMERY STREET INCOME SECURITIES, INC., a Maryland corporation, and MONTGOMERY STREET INCOME SECURITIES, INC., a Delaware corporation. MD Corp shall be the successor corporation in the merger.

        THIRD: The date of incorporation of DE Corp was December 11, 1972. DE Corp is incorporated under the Delaware General Corporation Law. DE Corp is not registered or qualified to do business in Maryland.

        FOURTH: MD Corp has its principal office in Maryland in Baltimore City. DE Corp does not have a principal office in Maryland and does not own an interest in land in Maryland.

        FIFTH: The terms and conditions of the transaction set forth in this Agreement and Articles of Merger were advised, authorized, and approved by each corporation party to the Agreement and Articles of Merger in the manner and by the vote required by its charter and the laws of the state of its incorporation. The manner of approval was as follows:

        (a)The Board of Directors of MD Corp, at a meeting held on July 11, 1996, adopted a resolution which approved the Agreement and Articles of Merger, declared that the proposed merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directed that the proposed merger be submitted for consideration by the sole stockholder of MD Corp by written consent. The Board of Directors of DE Corp at a meeting held on April 12, 1996, adopted a resolution which approved the Agreement and Articles of Merger, declared that the proposed merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directed that the proposed merger be submitted for consideration at the annual meeting of the stockholders of DE Corp.

                                       A1

        (b)Notice of the proposed merger was waived by the sole stockholder of MD Corp and simultaneously the proposed merger was approved by the sole stockholder of MD Corp by written consent dated July 11, 1996.

        (c)Notice which stated that a purpose of the annual meeting was to act on the proposed merger was given by DE Corp as required by law. The proposed merger was approved by stockholders of DE Corp at the annual meeting of stockholders held on July 11, 1996, by at least a majority of all the votes entitled to be cast on the matter.

        SIXTH: The total number of shares of stock of all classes which MD Corp has authority to issue is 30,000,000 shares of Common Stock (par value $0.001 per share). The aggregate par value of all the shares of stock of all classes of MD Corp is $30,000. The total number of shares of stock of all classes which DE Corp has authority to issue is 15,000,000 shares, all of which are Common Stock (par value $1.00 per share). The aggregate par value of all the shares of stock of all classes of DE Corp is $15,000,000.

       SEVENTH: The merger does not amend the charter of the successor, MD Corp.

        EIGHTH: The terms and conditions of the merger, the mode of carrying the same into effect, the manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation or other consideration, and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

        (a)The only issued and outstanding share of the Common Stock of MD Corp prior to the effective date will be one share, which will be held by DE Corp. The share of Common Stock of MD Corp held by DE Corp before the merger shall be cancelled automatically upon effectiveness of the merger.

        (b)Each issued and outstanding share of Common Stock of DE Corp on the effective date of the merger shall, upon effectiveness and without further act, be automatically converted into and become one share of the Common Stock of MD Corp.

        (c)Certificates representing shares of Common Stock of DE Corp before the merger will represent shares of the Common Stock of MD Corp after the merger, and it will not be necessary for stockholders of DE Corp to surrender or exchange their existing stock certificates for new stock certificates of MD Corp Common Stock.

        NINTH: The merger shall become effective at 5:00 p.m. (eastern time) on July __, 1996.

        TENTH: MD Corp agrees that it may be served with process in Delaware in any proceeding for enforcement of any obligation of DE Corp, as well as for enforcement of any obligation of the surviving or resulting corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of section 262 of Title 8 of the Delaware Code of 1953, and irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings. The


                                       A2
address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware is: Montgomery Street Income Securities, Inc., 101 California Street, Suite 4100, San Francisco, California 94111, Attention:
John T. Packard, President.


        IN WITNESS WHEREOF, MONTGOMERY STREET INCOME SECURITIES, INC., a Maryland corporation, and MONTGOMERY STREET INCOME SECURITIES, INC., a Delaware corporation, have caused these presents to be signed in their respective names and on their respective behalves by their respective presidents and witnessed by their respective secretaries on July __, 1996.

 WITNESS:                              MONTGOMERY STREET INCOME SECURITIES, INC.
                                          (a Maryland corporation)

 _____________________________         By   _____________________________
 Secretary                                   President

 WITNESS:                              MONTGOMERY STREET INCOME SECURITIES, INC.
                                          (a Delaware corporation)

 _____________________________         By   _____________________________
 Secretary                                   President

        THE UNDERSIGNED, President of MONTGOMERY STREET INCOME SECURITIES, INC., a Maryland corporation, who executed on behalf of the Corporation the foregoing Agreement and Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Agreement and Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             By   _____________________________
                                                  President

        THE UNDERSIGNED, President of MONTGOMERY STREET INCOME SECURITIES, INC., a Delaware corporation, who executed on behalf of the Corporation the foregoing Agreement and Articles of Merger of which this certificate is made a part,


                                       A3
hereby acknowledges in the name and on behalf of said Corporation the foregoing Agreement and Articles of Merger to be the corporate act and deed of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             By   _____________________________
                                                  President


        THE UNDERSIGNED, Secretary of MONTGOMERY STREET INCOME SECURITIES, INC., a Delaware corporation, hereby certifies that, pursuant to the requirements of Sections 251(c) and 252(c) of the Delaware General Corporation Law, a majority of the outstanding stock of DE Corp entitled to vote voted for the adoption of the Agreement and Articles of Merger.


                                             By   _____________________________
                                                  Secretary



                                       A4

                                                                       Exhibit B
                    MONTGOMERY STREET INCOME SECURITIES, INC.
                            ARTICLES OF INCORPORATION

     FIRST: THE UNDERSIGNED, Henry D. Kahn, whose address is Charles Center South, 36 South Charles Street, Baltimore, Maryland 21201, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

     SECOND: The name of the corporation (which is hereinafter called the "Corporation") is:

                MONTGOMERY STREET INCOME SECURITIES, INC.

     THIRD: (a) The purposes for which and any of which the Corporation is formed and the business and objects to be carried on and promoted by it are:

              (1) To be a closed-end management investment company within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

              (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

              (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

     FOURTH: The present address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, MD 21202.

     FIFTH: The name and address of the resident agent of the Corporation in this State are The Corporation Trust Incorporated, 32 South Street, Baltimore, MD 21202. Said resident agent is a Maryland corporation.

     SIXTH:   (a) The total number of shares of stock of all classes which the
Corporation has authority to issue is 30,000,000 shares of Common Stock (par value $0.001 per share), amounting in aggregate par value to $30,000.

              (b) If, in the opinion of the Board of Directors of the Corporation, concentration of ownership of shares of Common Stock may


                                       B1
         cause the Corporation to be deemed a personal holding company within the meaning of the Internal Revenue Code of 1986, as amended, the Corporation may at any time and from time to time refuse to give effect on the books of the Corporation to any transfer or transfers of any share or shares of Common Stock in an effort to prevent such personal holding company status.

     SEVENTH: The number of directors of the Corporation shall initially be six, which number may be increased or decreased by a majority of the directors then in office pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The initial director(s) shall be:

                             John C. Atwater
                             Richard J. Bradshaw
                             Otto W. Butz
                             Maryellie K. Moore
                             Wendell G. Van Auken
                             James C. Van Horne

     EIGHTH: (a) The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

              (1) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

              (2) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

              (3) The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the


                                       B2

         Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

              (4) Notwithstanding any provision of Maryland law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon or of the class entitled to vote thereon as a separate class.

              (5) The Corporation hereby expressly elects not to be subject to the requirements of Title 3, Subtitle 6 of the Maryland General Corporation Law.

              (6) Subject to any limitations imposed by the 1940 Act, the Corporation shall indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

              (7) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the 1940 Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall


                                       B3
         limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

              (8) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise.

              (b) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

     NINTH: The duration of the Corporation shall be perpetual.

     IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on __________ __, 1996.

 WITNESS:

 _____________________________               _____________________________
                                             Henry D. Kahn


                                       B4

PROXY           MONTGOMERY STREET INCOME SECURITIES, INC.                  PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                  Annual Meeting of Stockholders--July 11, 1996

     The undersigned hereby appoints Thomas F. McDonough, John T. Packard and Daniel Pierce, each with the power of substitution, as proxies for the undersigned, to vote all shares of Montgomery Street Income Securities, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California, on Thursday, July 11, 1996 at 10:00 a.m., pacific time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR Proposals 1, 2, 3 and 4 below.


1.  The election of six Directors.

Nominees: J.C. Atwater, R.J. Bradshaw, O.W. Butz, M.K. Moore, W.G. Van Auken,
          J.C. Van Horne

FOR ALL NOMINEES          / /              WITHHELD FROM ALL NOMINEES   / /

/ /____________________________________
   For all nominees except as noted above

   2. Ratification  of the  selection of     FOR / /  AGAINST / /  ABSTAIN / /
      Ernst & Young LLP as the Company's
      independent auditors.

   3. Approval of the continuance of the     FOR / /  AGAINST / /  ABSTAIN / /
      Management and Investment Advisory
      Agreement  between the Company and
      Scudder, Stevens & Clark, Inc.


   4. Approval  of  the   Agreement  and     FOR / /  AGAINST / /  ABSTAIN / /
      Articles  of  Merger  pursuant  to
      which the Company  will change its
      state   of   incorporation    from
      Delaware to Maryland.


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                             NO POSTAGE IS REQUIRED.

                                        Please  sign  exactly  as  your  name or
                                        names  appear  hereon.  When  signing as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please give your full title as such.

                                        Signature_________________ Date________

                                        Signature_________________ Date________